Exhibit 99.2

FOR IMMEDIATE RELEASE	MEDIA CONTACTS AMC Entertainment Inc. (816) 204-5699 Sun Dee Larson, slarson@amctheatres.com

AMC ENTERTAINMENT INC., MARQUEE HOLDINGS INC. ANNOUNCE CASH TENDER OFFERS

AMC ENTERTAINMENT INC. ANNOUNCES CASH TENDER OFFER FOR ANY AND ALL OF ITS OUTSTANDING $325 MILLION 11% SENIOR SUBORDINATED NOTES DUE 2016 AND MARQUEE HOLDINGS INC. ANNOUNCES CASH TENDER OFFER FOR ANY AND ALL OF ITS OUTSTANDING $240.8 MILLION 12% SENIOR DISCOUNT NOTES DUE 2014

Kansas City, Missouri (December 1, 2010) — AMC Entertainment Inc. (“AMC” or the “Company”) announced today that it is commencing a tender offer to purchase any and all of its outstanding $325.0 million in aggregate principal amount of 11% Senior Subordinated Notes due 2016 (the “2016 Senior Subordinated Notes”) through a cash tender offer (the “AMC Tender Offer”) with a portion of the proceeds from the Company’s concurrent private placement of $600 million in aggregate principal amount of Senior Subordinated Notes due 2020 (the “New Notes”), which was also announced today by the Company.

In addition, the Company’s parent, Marquee Holdings Inc. (“Marquee), announced today that it is commencing a tender offer to purchase any and all of its outstanding $240.8 million in aggregate principal amount of 12% Senior Discount Notes due 2014 (the “2014 Marquee Notes” and, together with the 2016 Senior Subordinated Notes, the “Notes”) through a cash tender offer (the “Marquee Tender Offer” and, together with the AMC Tender Offer, the “Tender Offers”) to be funded by a distribution from the Company of a portion of the proceeds of the New Notes.

In connection with the Tender Offers, the Company and Marquee are soliciting the consents of holders of the Notes to certain proposed amendments to the indentures governing the Notes (the “Consent Solicitations”).  The primary purpose of the Consent Solicitations and proposed amendments is to eliminate substantially all of the restrictive covenants and certain events of default and related provisions and reduce the required notice period contained in the optional redemption provisions of each indenture.  The Company intends to redeem any 2016 Senior Subordinated Notes that remain outstanding after the consummation of the AMC Tender Offer at a price of $1,055.00 per $1,000.00 principal amount of 2016 Senior Subordinated Notes as promptly as practicable after February 1, 2011 in accordance with the terms of the applicable indenture, as such indenture is amended pursuant to the applicable proposed amendments.  Marquee intends to redeem any 2014 Marquee Notes that remain outstanding after the consummation of the Marquee Tender Offer at a price of $823.77 per $1,000.00 face amount (or $792.09 accreted value) of 2014 Marquee Notes in accordance with the terms of the indenture, as such indenture is amended pursuant to the applicable proposed amendments.

The Tender Offers will expire at midnight New York City time on December 29, 2010, unless either Tender Offer is extended or earlier terminated (the “expiration date”).  Under the terms of the AMC Tender Offer, holders of the 2016 Senior Subordinated Notes who validly tender and do not validly withdraw their 2016 Senior Subordinated Notes and consents prior to 5:00 p.m. New York City time on December 14, 2010, such time and date which may be extended, the “consent date,” will receive the “total consideration,” which is equal to (i) $1,031.00 per $1,000.00 in principal amount of 2016 Senior Subordinated Notes validly tendered, or the “tender consideration,” plus (ii) $30.00 per $1,000.00 in principal amount of the 2016 Senior Subordinated Notes validly tendered, or the “consent payment.”  Under the terms of the Marquee Tender Offer, holders of the 2014 Marquee Notes who validly tender and do not validly withdraw their 2014 Marquee Notes and consents prior to 5:00 p.m. New York City time on December 14, 2010, such time and date which may be extended, the “consent date,” will receive the “total consideration,” which is equal to (i) $797.00 per $1,000.00 face amount (or $792.09 accreted value) of 2014 Marquee Notes validly tendered, or the “tender consideration,” plus (ii) $30. 00 per $1,000.00 face amount (or $792.09 accreted value) of the 2014 Marquee Notes validly tendered, or the “consent payment.”  Holders of the Notes who validly tender their Notes after the applicable consent date but on or before the applicable expiration date will receive only the applicable tender consideration.  In both cases, holders whose Notes are purchased in the Tender Offers will also be paid accrued and unpaid interest from the most recent interest payment date on the Notes to, but not including, the applicable settlement date.

This press release does not constitute a notice of redemption under the optional redemption provisions of the indentures governing the Notes, nor does it constitute an offer to sell, or a solicitation of an offer to buy, any security.  No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. This press release does not constitute an offer to sell or a solicitation of an offer to buy any of the New Notes, nor does it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

The Tender Offers are contingent upon the satisfaction of certain conditions, including (a) the raising of at least $600 million in gross proceeds by the Company from the New Notes offering described above and (b) the receipt of requisite consents in order to adopt the proposed amendments to the applicable indenture governing the Notes.  If any of the conditions are not satisfied, the Company and Marquee, as applicable, are not obligated to accept for payment, purchase or pay for, and may delay the acceptance for payment of, any tendered 2016 Senior Subordinated Notes or 2014 Marquee Notes and may even terminate the Tender Offers.  Full details of the terms and conditions of the Tender Offers and Consent Solicitations are included in the Company’s and Marquee’s offer to purchase and consent solicitation, dated December 1, 2010.

Requests for documents relating to the Tender Offer may be directed to Global Bondholder Services Corp., the Information Agent, at (866) 470-4500 or (212) 430-3774.  Goldman, Sachs & Co. will act as Dealer Manager and Solicitation Agent for the Tender Offers and the Consent Solicitations. Questions regarding the Tender Offers and Consent Solicitations may be directed to Goldman, Sachs & Co. at (800) 828-3182 and (212) 855-9063.

Forward Looking Statements

Certain statements in this press release, as well as reports and other information that AMC files with the Securities and Exchange Commission, include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The words ‘‘may’’, ‘‘expect’’, ‘‘intend’’, ‘‘estimate’’, ‘‘anticipate’’, ‘‘plan’’, ‘‘foresee’’, ‘‘believe’’ or ‘‘continue’’ and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors, which may cause AMC’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: national, regional and local economic conditions that may affect the markets in which AMC and AMC’s joint venture investees operate; the levels of expenditures on entertainment in general and movie theatres in particular; increased competition within movie exhibition or other competitive entertainment mediums; technological changes and innovations, including alternative methods for delivering movies to consumers; the popularity of major motion picture releases; shifts in population and other demographics; AMC’s ability to renew expiring contracts at favorable rates, or to replace them with new contracts that are comparably favorable to AMC; AMC’s ability to integrate the Kerasotes theatres and achieve anticipated synergies with minimal disruption to its business; AMC’s need for, and ability to obtain, additional funding for acquisitions and operations; risks and uncertainties relating to AMC’s significant indebtedness; fluctuations in operating costs; capital expenditure requirements; changes in interest rates; and changes in accounting principles, policies or guidelines. This list of factors that may affect future performance and the accuracy of forward-looking statements is illustrative but not exhaustive. In addition, new risks and uncertainties may arise from time to time. Accordingly, all forward-looking statements should be evaluated with an understanding of their inherent uncertainty. Except as required by law, AMC assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

About AMC Entertainment Inc.

Headquartered in Kansas City, Mo., AMC Entertainment Inc. is a leading theatrical exhibition and entertainment company. With a history of industry leadership and innovation dating back to 1920, the company today serves hundreds of millions of guests annually through interests in 378 theatres with 5,304 screens in five countries.

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